UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2013

HEMISPHERE MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	000-54925 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

2000 Ponce de Leon Boulevard
Suite 500
Coral Gables, FL 33134
           (Address of principal executive offices) (Zip Code)

(305) 421-6364 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 4, 2013, Hemisphere Media Group, Inc., a Delaware corporation (the “Company”), completed the series of mergers contemplated pursuant to the Agreement and Plan of Merger, dated as of January 22, 2013, by and among the Company, Hemisphere Merger Sub I, LLC, a Delaware limited liability company (“WAPA Merger Sub”), Hemisphere Merger Sub II, Inc., a Delaware corporation (“Azteca Merger Sub”), Hemisphere Merger Sub III, Inc., a Delaware corporation (“Cine Merger Sub”), Azteca Acquisition Corporation, a Delaware corporation (“Azteca”), InterMedia Español Holdings, LLC, a Delaware limited liability corporation (“WAPA”) and Cine Latino, Inc., a Delaware corporation (“Cinelatino”) (the “Merger Agreement”), providing for the merger of Azteca Merger Sub with and into Azteca, the merger of WAPA Merger Sub with and into WAPA and the merger of Cine Merger Sub with and into Cinelatino (collectively, the “Transaction”) as more fully described in Item 2.01 of this Current Report on Form 8-K.

In connection with the consummation of the Transaction, on April 4, 2013, the Company, Azteca and Continental Stock Transfer & Trust Company (“Continental”), a New York corporation, entered into the Assignment, Assumption and Amendment of Warrant Agreement. Pursuant to the terms of the Assignment, Assumption and Amendment of Warrant Agreement, (i) each warrant to purchase Azteca common stock outstanding immediately prior to the closing of the Transaction became exercisable for one-half of the number of shares of common stock of Azteca at an exercise price of $6.00 per half-share (the “Amended Azteca Warrants”), (ii) each holder of Azteca warrants received, for each such warrant held (in exchange for the reduction of shares for which such warrants were exercisable), $0.50 in cash, (iii) the obligation to reduce the warrant price upon the occurrence of certain transactions in which the consideration to be received includes securities of a private company was removed to permit the Amended Azteca Warrants to be treated as equity for reporting purposes and (iv) the warrants issued in Azteca’s initial public offering became exercisable on a “cashless basis” at the election of Azteca under certain circumstances. Upon consummation of the Transaction, each Amended Azteca Warrant was converted into an equal number of Hemisphere warrants and became exercisable for shares of Hemisphere Class A common stock on the same terms as were in effect with respect to such Amended Azteca Warrants immediately prior to the consummation of the Transaction.

The description of the Assignment, Assumption and Amendment of Warrant Agreement herein is not complete and is qualified in its entirety by reference to the full text of the Assignment, Assumption and Amendment of Warrant Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On April 4, 2013 (the “Effective Time”) the Company consummated the Transaction upon the filing by each of Azteca, WAPA, and Cinelatino of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware. Following the consummation of the Transaction, Azteca, WAPA and Cinelatino each became indirect, wholly-owned subsidiaries of the Company.

Pursuant to the Merger Agreement, (i) the holders of Cinelatino common stock and the holder of membership interests in WAPA (the “Cinelatino/WAPA Investors”) surrendered their respective interests and received an aggregate of 33,000,000 shares of the Company’s Class B common stock, par value $0.0001 (“Hemisphere Class B common stock”), a cash payment equal to an aggregate of $5.0 million, and were issued 2,333,334 warrants to purchase the Company’s Class A common stock, par value $0.0001 (such warrants, “Hemisphere Warrants” and such stock “Hemisphere Class A common stock”) for a purchase price per Hemisphere Warrant equal to $0.50; (ii) each share of Azteca common stock was automatically converted into one share of Hemisphere Class A common stock; (iii) each Amended Azteca Warrant, as defined below, was automatically converted into an equal number of Hemisphere Warrants; and (iv) immediately prior to the consummation of the Transaction,  Azteca Acquisition Holdings, LLC (“Sponsor”), Juan Pablo Albán (“Albán”), Alfredo Elias Ayub (“Ayub”), John Engelman (“Engelman”) and Clive Fleisig (“Fleisig”, together with Sponsor, Alban, Ayub and Engelman, collectively the “Existing Azteca Stockholders”) contributed 250,000 shares of Azteca common stock to Azteca for cancellation and agreed to subject an additional 250,000 shares of Hemisphere Class A common stock to certain forfeiture provisions (in addition to 735,294 shares of Hemisphere Class A common stock already subject to forfeiture under pre-existing agreements) if the market price of shares of Hemisphere Class A common stock does not reach certain levels.

The proxy statement and prospectus mailed to the stockholders of Azteca, forming a part of the Company’s Registration Statement on Form S-4 (File No. 333-186210) filed with the Securities and Exchange Commission on January 25, 2013, as subsequently amended (the “Registration Statement”), provides additional information about the Merger Agreement, the Transaction, the Company and Azteca. In addition, the foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The disclosure set forth under Item 1.01 relating to the consummation of the Merger Agreement is incorporated by reference into this Item 2.01.

Following the consummation of the Transaction, there were 10,991,100 shares of Hemisphere Class A stock outstanding and 33,000,000 shares of Hemisphere Class B stock outstanding.

On April 4, 2013, the Company issued a press release announcing the consummation of the Transaction.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In association with the Transaction, on April 5, 2013, a Form 15 was filed with the Securities and Exchange Commission under Section 12(g) of the Securities Act of 1934, as amended (the “Exchange Act”), to terminate the registration of Azteca’s common stock under Section 12(g) of the Exchange Act and the suspension of Azteca’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.02.   Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement and the Equity Restructuring and Warrant Purchase Agreement, dated January 22, 2013, by and among the Company, Azteca, the Existing Azteca Stockholders, Brener International Group, LLC, a Delaware limited liability company, InterMedia Partners VII, L.P., a Delaware limited partnership, InterMedia Cine Latino, LLC, a Delaware limited liability company, Cinema Aeropuerto, S.A. de C.V., a Mexican sociedad anónima de capital variable, and James M. McNamara, immediately following the consummation of the Transaction, the Company (i) sold to the Cinelatino/WAPA Investors an aggregate of 2,333,334 Hemisphere Warrants to purchase 1,166,667 shares of Hemisphere Class A common stock for a purchase price per warrant equal to $0.50 and (ii) issued to the Cinelatino/WAPA Investors an aggregate of 33,000,000 shares of Hemisphere Class B common stock.

The issuances of Hemisphere Warrants and Hemisphere Class B common stock to the Cinelatino/WAPA Investors were made in accordance with the terms and subject to the conditions set forth in the Merger Agreement in reliance on the private placement exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated by the SEC thereunder. The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

Effective upon the consummation of the Transaction on April 4, 2013, (i) Alan J. Sokol was appointed Chief Executive Officer of the Company and will continue to serve as the Company’s principal executive officer and (ii) Craig D. Fischer was appointed Chief Financial Officer of the Company and will continue to serve as the Company’s principal financial and accounting officer.

Equity Incentive Plan

Prior to the consummation of the Transaction, the Company adopted the Hemisphere Media Group, Inc. 2013 Equity
Incentive Plan (the “2013 Plan”). The 2013 Plan will be administered by the Board of Directors of the Company. The 2013 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards and/or performance compensation awards (collectively, “Awards”). Awards may be granted to employees, directors, officers and consultants and advisors of the Company and its affiliates. Subject to the adjustment provisions in the 2013 Plan, the maximum aggregate number of shares of Hemisphere common stock that may be awarded under the 2013 Plan will be 4,000,000 shares.

The description of the 2013 Plan set forth herein is not complete and is qualified in its entirety by reference to the full text of the 2013 Plan, a copy of which is incorporated by reference herein as Exhibit 4.2 hereto.

Resignation of Directors

Effective upon the consummation of the Transaction, Mr. Fischer resigned as a director of the Company.

Election of Directors

Effective upon the consummation of the Transaction, each of Peter M. Kern, Gabriel Brener, John Engelman, Leo Hindery, Jr., James M. McNamara, Eric C. Neuman, Vincent L. Sadusky and Ernesto Vargas Guajardo was elected to serve on the Board of Directors of the Company. Mr. Sokol will continue to serve on the Board of Directors of the Company following the consummation of the Transaction.

Messrs. Kern, Brener and Hindery will serve in the class of directors whose term will expire immediately prior to the Company’s annual stockholders meeting in 2014, Messrs. Engelman, McNamara and Neuman will serve in the class of directors whose term will expire immediately prior to the Company’s annual stockholders meeting in 2015 and Messrs. Sadusky, Sokol and Vargas Guajardo will serve in the class of directors whose term will expire immediately prior to the Company’s annual stockholder meeting in 2016.

Mr. Kern will serve as chairman of the Board of Directors of the Company. Messrs. Neuman, Engelman and Sadusky will serve as the initial members of the Company’s audit committee, and Mr. Neuman will serve as chairman of the audit committee.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

OnApril 4, 2013, the certificate of incorporation and bylaws of the Company were amended and restated in their entirety.   The amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Forward Looking Statements

This report may contain certain statements about Hemisphere, Cinelatino, WAPA and Azteca that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  The forward-looking statements contained in this report may include statements about the anticipated benefits of the Transaction, the anticipated standalone or combined financial results of Hemisphere, Cinelatino, WAPA and Azteca and all other statements in this report other than historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements.  These statements are based on the current expectations of the management of Hemisphere, Azteca, Cinelatino and WAPA and (as the case may be) and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  In addition, these statements are based on a number of assumptions that are subject to change.  Such risks, uncertainties and assumptions include: (1) risks relating to any unforeseen liabilities of Hemisphere, Cinelatino, WAPA and Azteca, (2) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects, businesses and management strategies and the expansion and growth of the operations of Hemisphere, Cinelatino, WAPA and Azteca; (3) Hemisphere’s ability to successfully integrate Cinelatino and WAPA and achieve anticipated synergies; (4) the risk that disruptions from the transaction will harm Cinelatino’s and WAPA’s businesses; and (5) Hemisphere’s, Azteca’s, Cinelatino’s, WAPA’s plans, objectives, expectations and intentions generally.  Forward-looking statements included herein are made as of the date hereof, and none of Hemisphere, Cinelatino, WAPA or Azteca undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Item 9.01.   Financial Statements and Exhibits.

The financial statements of Azteca, Cinelatino and WAPA are incorporated herein by reference from the Consolidated Financial Statements contained on pages F-2 through F-18, pages F-19 through F-37 and pages F-38 through F-52, respectively, of the Registration Statement.

The pro forma financial information for the Company is incorporated herein by reference from the section of the Registration Statement entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1
Merger Agreement, dated as of January 22, 2013, by and among Azteca Acquisition Corporation, Hemisphere Media Group, Inc., InterMedia Español Holdings, LLC, Cine Latino, Inc., Hemisphere Merger Sub I, LLC, Hemisphere Merger Sub II, Inc. and Hemisphere Merger Sub III, Inc. (incorporated by reference to Exhibit 2.1 to Hemisphere Media Group, Inc.’s Registration Statement on Form S-4 filed on January 25, 2013).

3.1
Amended and Restated Certificate of Incorporation of Hemisphere Media Group, Inc. (incorporated by reference to Exhibit 3.3 to Amendment No. 2 to Hemisphere Media Group, Inc.’s Registration Statement on Form S-4 filed on March 11, 2013).

3.2
Amended and Restated Bylaws of Hemisphere Media Group, Inc. (incorporated by reference to Exhibit 3.4 to Amendment No. 2 to Hemisphere Media Group, Inc.’s Registration Statement on Form S-4 filed on March 11, 2013).

4.1
Assignment, Assumption and Amendment of Warrant Agreement, dated as of April 4, 2013, by and among Azteca Acquisition Corporation, Hemisphere Media Group, Inc. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.6 to Hemisphere Media Group, Inc.’s Registration Statement on Form 8-A filed on April 4, 2013).

4.2	Hemisphere Media Group, Inc. 2013 Equity Incentive Plan (incorporated by reference to Exhibit 4.1 to Hemisphere Media Group, Inc.’s Registration Statement on Form S-8 filed on April 10, 2013).
99.1*	Press Release issued by Company on April 4, 2013.

* - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date: April 10, 2013	By:	/s/ CRAIG D. FISCHER
Name: Craig D. Fischer
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1
Merger Agreement, dated as of January 22, 2013, by and among Azteca Acquisition Corporation,
Hemisphere Media Group, Inc., InterMedia Español Holdings, LLC, Cine Latino, Inc., Hemisphere Merger Sub I, LLC, Hemisphere Merger Sub II, Inc. and Hemisphere Merger Sub III, Inc. (incorporated by reference to Exhibit 2.1 to Hemisphere Media Group, Inc.’s Registration Statement on Form S-4 filed on January 25, 2013).

3.1
Amended and Restated Certificate of Incorporation of Hemisphere Media Group, Inc. (incorporated by reference to Exhibit 3.3 to Amendment No. 2 to Hemisphere Media Group, Inc.’s Registration Statement on Form S-4 filed on March 11, 2013).

3.2
Amended and Restated Bylaws of Hemisphere Media Group, Inc. (incorporated by reference to Exhibit 3.4 to Amendment No. 2 to Hemisphere Media Group, Inc.’s Registration Statement on Form S-4 filed on March 11, 2013).

4.1
Assignment, Assumption and Amendment of Warrant Agreement, dated as of April 4, 2013, by and among Azteca Acquisition Corporation, Hemisphere Media Group, Inc. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.6 to Hemisphere Media Group, Inc.’s Registration Statement on Form 8-A filed on April 4, 2013).

4.2	Hemisphere Media Group, Inc. 2013 Equity Incentive Plan (incorporated by reference to Exhibit 4.1 to Hemisphere Media Group, Inc.’s Registration Statement on Form S-8 filed on April 10, 2013).
99.1*	Press Release issued by Company on April 4, 2013.

* - Filed herewith.